Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
Income tax expense for income from continuing operations was $52.0 million, $38.2 million, and $27.2 million, during the years ended December 31, 2017, 2016, and 2015, respectively.
On December 22, 2017, the U.S. Tax Cuts and Jobs Act (the “Tax Reform Act”) was signed into law by President Trump. The Tax Reform Act significantly revised the U.S. corporate income tax regime by, among other things, lowering the U.S. corporate tax rate from a top rate of 35% to a flat rate of 21% effective January 1, 2018, while also repealing the deduction for domestic production activities, implementing elements of a territorial tax system and imposing a repatriation tax on deemed repatriated earnings of foreign subsidiaries. Shortly after enactment, the SEC staff issued Staff Accounting Bulletin (“SAB”) 118, which provides guidance on accounting for the Tax Reform Act’s impact. In accordance with SAB 118, a company must reflect the income tax effects of those aspects of the Tax Reform Act for which the accounting under ASC 740 is complete. To the extent that a company’s accounting for certain income tax effects of the Tax Reform Act is incomplete but it is able to determine a reasonable estimate, it must record a provisional estimate in the financial statements. As a result of the Tax Reform Act, the Company recorded an additional net tax expense of $1.2 million during the year ended December 31, 2017. This net tax expense represents a provisional amount and the Company’s current best estimate. The provisional amount incorporates assumptions made based upon the Company’s current interpretation of the Tax Reform Act and may change as the Company receives additional clarification and implementation guidance. The Company did not record any deemed repatriation tax on unremitted foreign earnings and profits (“E&P”) due to the deficit in accumulated foreign E&P as of December 31, 2017.
Because of the complexity of the new Global Intangible Low-Taxed Income (“GILTI”) tax rules, the Company continues to evaluate this and other provisions of the Tax Reform Act and the application of ASC 740, “Income Taxes.” Under U.S. GAAP, the Company is allowed to make an accounting policy choice of either (1) treating taxes due on future U.S. inclusions in taxable income related to GILTI as a current-period expense when incurred (the “period cost method”) or (2) factoring such amounts into the Company’s measurement of its deferred taxes (the “deferred method”). The Company has not yet adopted an accounting policy with respect to GILTI at December 31, 2017.

The effective tax rates for the respective periods are shown below:

	Year Ended December 31,
	2017	2016	2015
Federal provision	35.0%	35.0%	35.0%
State provision	0.5%	2.3%	0.2%
Foreign rate differential(1)	(20.0)%	(3.6)%	(7.8)%
Transaction costs(2)	5.0%	0.0%	0.0%
Tax reserves	0.0%	(3.2)%	(2.0)%
Permanent items(3)	10.2%	14.7%	6.0%
Change in valuation allowance(4)	8.2%	20.7%	(5.6)%
Other(5)	0.8%	0.7%	1.9%
Effective rate	39.7%	66.6%	27.7%
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(1)	Relates primarily to the lower tax rates on the income or loss attributable to international operations.

(2)	Relates primarily to the effect of certain costs related to the withdrawn Cabot IPO that are disallowed for U.K. tax purposes.

(3)
Includes nondeductible interest reported in a foreign subsidiary. The year ending December 31, 2017 also includes certain foreign income taxable in the U.S. under Internal Revenue Code Section 951 (Subpart F) in 2017. The year ending December 31, 2015 also includes a settlement with the Consumer Finance Protection Bureau (“CFPB”) for which the Company incurred a $10.0 million civil monetary penalty related to a settlement with the CFPB, which is not deductible for income tax purposes.

(4)	Valuation allowance recorded as a result of certain foreign subsidiaries’ cumulative operating losses for tax purposes.

(5)	Includes the impact from the Tax Reform Act for the year ended December 31, 2017.
The pretax income (loss) from continuing operations consisted of the following (in thousands):

	Year Ended December 31,
	2017	2016	2015
Domestic	$71,794	$112,483	$59,056
Foreign	59,432	(55,108)	38,877
	$131,226	$57,375	$97,933

The income tax provisions for continuing operations consisted of the following (in thousands):

	Year Ended December 31,
	2017	2016	2015
Current expense (benefit):
Federal	$9,969	$58,816	$38,831
State	(794)	1,173	363
Foreign	15,690	10,364	7,124
	24,865	70,353	46,318
Deferred expense (benefit):
Federal	16,563	(22,951)	(18,755)
State	784	25	(610)
Foreign	9,837	(9,222)	209
	27,184	(32,148)	(19,156)
	$52,049	$38,205	$27,162

The Company’s subsidiary in Costa Rica is operating under a 100% tax holiday through December 31, 2018 and a 50% tax holiday for the subsequent four years. The impact of the tax holiday in Costa Rica for the year ended December 31, 2017 was immaterial.
The Company has not provided for applicable income or withholding taxes on the undistributed earnings from continuing operations of its subsidiaries operating outside of the United States. Undistributed net income of these subsidiaries as of December 31, 2017, were approximately $145.7 million. Such undistributed earnings are considered permanently reinvested. The Company does not provide deferred taxes on translation adjustments on unremitted earnings under the indefinite reversal exception. Determination of the amount of unrecognized deferred tax liability related to these earnings is not practicable due to the complexities of a hypothetical calculation.
The components of deferred tax assets and liabilities consisted of the following (in thousands):

	December 31, 2017	December 31, 2016
Deferred tax assets:
Stock-based compensation expense	$4,777	$7,549
Accrued expenses	14,708	19,868
Differences in income recognition related to receivable portfolios	20,612	45,419
Net operating losses	46,615	26,386
Difference in basis of bond and loan costs	7,878	3,007
Other	522	6,067
Total deferred tax assets	95,112	108,296
Valuation allowance	(34,642)	(18,892)
Total deferred tax assets net of valuation allowance	60,470	89,404
Deferred tax liabilities:
State taxes	(1,237)	(377)
Deferred court costs	(20,207)	(19,860)
Difference in basis of amortizable assets	(18,573)	(16,488)
Difference in basis of depreciable assets	(2,059)	(7,705)
Other	(9,144)	(1,555)
Total deferred tax liabilities	(51,220)	(45,985)
Net deferred tax asset(1)	$9,250	$43,419
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(1)
The Company operates in multiple jurisdictions. In accordance with authoritative guidance relating to income taxes, deferred tax assets and liabilities are netted for each tax-paying component of the Company within a particular tax jurisdiction, and presented as a single amount in the statement of financial condition.

Certain of the Company’s foreign subsidiaries have net operating loss carry forwards in the amount of approximately $159.7 million. In general, the foreign net operating losses can be carried forward indefinitely. Certain of the Company’s domestic subsidiaries have state net operating loss carry forwards in the amount of approximately $32.5 million, which will generally begin to expire in 2021.
Valuation allowances are recognized on deferred tax assets if the Company believes that it is more likely than not that some or all of the deferred tax assets will not be realized. The Company believes the majority of the deferred tax assets will be realized due to the reversal of certain significant temporary differences and anticipated future taxable income from operations. As of December 31, 2017, valuation allowances increased to $34.6 million, as compared to $18.9 million as of December 31, 2016. The increase was primarily related to the recording of valuation allowance at certain of the Company’s foreign subsidiaries that have incurred cumulative operating losses as of December 31, 2017. At this time, the Company does not have enough positive evidence to support the fact that the net operating loss carryforwards at these jurisdictions can be realized, therefore, the Company has recorded valuation allowances against the current and previously established deferred tax assets.
A reconciliation of the beginning and ending amount of the Company’s unrecognized tax benefit is as follows (in thousands):

Amount
Balance at December 31, 2014	$38,425
Increases related to current and prior year tax positions	5,835
Increases related to current year tax positions	11,882
Decreases related to settlements with taxing authorities	(8,193)
Balance at December 31, 2015	47,949
Increases related to prior year tax positions	2,505
Increases related to current year tax positions	1,259
Decreases related to settlements with taxing authorities	(31,111)
Decreases related to prior year tax positions	(1,657)
Balance at December 31, 2016	18,945
Increases related to current year tax positions	5,902
Decreases related to settlements with taxing authorities	(228)
Decreases related to current year tax positions	(4,599)
Balance at December 31, 2017	$20,020

The Company had gross unrecognized tax benefits, inclusive of penalties and interest, of $22.2 million, $21.2 million and $58.5 million at December 31, 2017, 2016, and 2015 respectively. At December 31, 2017, 2016 and 2015, there were $9.9 million, $7.1 million and $14.9 million, respectively, of unrecognized tax benefits that if recognized, would result in a net tax benefit. During the year ended December 31, 2017, the increase in the Company’s gross unrecognized tax benefit was primarily related to certain prepaid services to be performed within three and a half months of December 31, 2017. During the year ended December 31, 2016, the decrease in the Company’s gross unrecognized tax benefit was primarily related to the settlement with tax authorities for unrecognized tax benefits associated with amortization of receivable portfolios. During the year ended December 31, 2015, the increase in the Company’s gross unrecognized tax benefit was primarily associated with certain business combinations. The uncertain tax benefit is included in “Other liabilities” in the Company’s consolidated statements of financial condition.
The Company believes that an adequate provision has been made for any adjustments that may result from tax examinations. However, it is reasonably possible that certain changes may occur within the next 12 months, which could significantly increase or decrease the balance of the Company’s gross unrecognized tax benefits.
The Company recognizes interest and penalties related to unrecognized tax benefits in its tax expense. The Company recognized expense of approximately $0.8 million, $0.5 million and $0.3 million in interest and penalties during the years ended December 31, 2017, 2016 and 2015, respectively. Interest and penalties accrued were $2.2 million as of both December 31, 2017 and December 31, 2016.
The Company files U.S. federal, state, and foreign income tax returns in jurisdictions with varying statutes of limitations. The 2014 through 2017 tax years remain subject to examination by federal taxing authorities, 2013 through 2017 tax years generally remain subject to examination by state tax authorities, and the 2014 through 2017 tax years remain subject to examination by foreign tax authorities.